UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2026

CAREDX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Marina Boulevard, 4th Floor
Brisbane, California 94005
(Address of Principal Executive Offices) (Zip Code)

(415) 287-2300

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	CDNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 15, 2026, CareDx, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Eurobio Scientific S.A. (“Eurobio”), pursuant to which, and subject to the terms and conditions set forth therein, the Company agreed to sell to Eurobio the shares of CareDx AB, a wholly-owned Swedish subsidiary of the Company, and certain assets relating to the Company’s kitted laboratory products business and related software (the “Business”) for $170 million in cash, subject to certain customary adjustments specified in the Purchase Agreement, including for working capital, cash and indebtedness (the “Transaction”).

Each party’s obligation to consummate the Transaction is subject to customary closing conditions, including, among other things, (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its covenants, (iii) the receipt of a required regulatory approval and (iv) with respect to Eurobio’s obligation, the absence of a material adverse effect on the Business that is continuing.

The Purchase Agreement contains representations, warranties and covenants that are customary for a transaction of this nature.

The Purchase Agreement also includes customary termination rights, including (i) by mutual written consent of Eurobio and the Company, (ii) by either party if a governmental entity permanently prohibits or makes illegal the consummation of the Transaction, and by Eurobio if a governmental entity imposes certain remedies in connection with the Transaction that are not required under the Purchase Agreement, (iii) by either party if the Transaction has not been consummated by October 15, 2026, (iv) by either party, if the other party is in an uncured material breach of its respective representations and warranties or covenants under the Purchase Agreement such that a closing condition would not be satisfied and (v) by Eurobio, if there is an uncured material adverse effect on the Business. Pursuant to the Purchase Agreement, the Company and Eurobio will enter into a transition services agreement at the closing of the Transaction.

The Company is granted the exclusive right to distribute NGS- and PCR-based post-transplant assays for solid organ or stem cell transplants in the US, Canada and Mexico manufactured by Eurobio, including AlloSeqcfDNA, AlloSeqHCT, NGStrack, KMRtrack or any other chimerism or cfDNA monitoring product. Eurobio may, however, continue to serve Eurobio’s existing customers as of the closing of the Transaction with Eurobio’s current existing products. Eurobio retains the exclusive right in the US, Canada and Mexico to sell the current Company chimerism assay solely to the Company’s existing customers for three years after the closing of the Transaction, but may not otherwise sell the current Company chimerism assay in North America

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement is filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Eurobio or the Business. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereto, as of specified dates, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts. Accordingly, investors should not rely on the representations, warranties and covenants, or any description thereof, as characterizations of the actual state of facts or condition of the Company, Eurobio or the Business.

Item 2.02.	Results of Operations and Financial Condition.

On April 15, 2026, the Company issued a press release (the “Press Release”), as described further under Item 7.01 below, which included information with respect to the Company’s preliminary unaudited financial results for the quarter ended March 31, 2026 and certain additional preliminary metrics. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 15, 2026, the Company issued the Press Release announcing the entry into the Purchase Agreement and the Transaction described in Item 1.01 above. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in Item 2.02, this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Transaction, including the expected timing of completion, anticipated benefits, and other statements that are not historical facts. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and similar expressions. These forward-looking statements are based on the Company’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, including, among others, the failure to satisfy the closing conditions to the Transaction, the failure to obtain required regulatory approvals or third-party consents, the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement, delays in completing the Transaction, the risk that the Transaction may not be completed on the anticipated timeline or at all, and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof, and the Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1+*	Purchase Agreement, dated April 15, 2026 by and between CareDx, Inc. and Eurobio Scientific S.A..
99.1	Press Release issued by CareDx, Inc., dated April 15, 2026 (furnished).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are both (i) not material and (ii) are the type of information the Registrant customarily and actually treats as private or confidential.

*	Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2026	CAREDX, INC.

	By:	/s/ John W. Hanna
John W. Hanna
Chief Executive Officer
(Principal Executive Officer)